                                                                   EXHIBIT 10.15

                                                                  EXECUTION COPY


                                AMENDMENT NO. 1

                 AMENDMENT NO. 1 dated as of December 19, 1997 among:

                 IRIDIUM OPERATING LLC (as transferee of IRIDIUM LLC), a limited liability company duly organized and validly existing under the laws of the State of Delaware (the "Company");

                 the Lenders party to the below-mentioned Credit Agreement (individually, a "Lender" and, collectively, the "Lenders"); and

                 THE CHASE MANHATTAN BANK, as administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                 WHEREAS, on or prior to the date hereof, Iridium LLC transferred pursuant to that certain Asset Transfer Agreement dated as of December 18, 1997 between Iridium LLC and the Company substantially all of its assets to the Company and in conjunction with such transfer the Company assumed all of the obligations of Iridium LLC under the Credit Agreement and the Revolving Credit Notes;

                 WHEREAS, the Company, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 21, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement") among the Company, the Lenders, Chase Securities Inc. and Barclays Capital, the investment banking division of Barclays Bank PLC (formerly, BZW, a division of Barclays Bank PLC), each in its capacity as Global Arranger in respect of the Credit Agreement, the Administrative Agent and Barclays Bank PLC, as documentation agent, providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Company up to an original aggregate principal amount of $750,000,000, which commitments have been permanently reduced as of the date hereof to $450,000,000;

                 WHEREAS, concurrently herewith the Company is entering into a new senior secured credit agreement with certain lenders providing, subject to the terms and conditions thereof, for additional loans to be made by such lenders to the Company in an aggregate principal amount up to $1,000,000,000;

                 WHEREAS, the Company, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and Motorola, which has guaranteed the prompt

                               Amendement No. 1
payment in full of certain amounts owning under the Credit Agreement, wishes to consent to such amendments and to confirm its guarantee. Accordingly, the parties hereto hereby agree as follows:

                 SECTION 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                 SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Credit Agreement shall be amended as of the Effective Date (as defined in said Section 4) as follows:

                 2.01. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

                 "Amendment No. 1" shall mean Amendment No. 1 dated as of December 19, 1997 to this Agreement.

                 "Average Life" shall mean, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing
         (a) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such payment by (b) the sum of all such payments.

                 "Commercial Activation" shall mean the date on which the Company commences generally available commercial service on the IRIDIUM(R) global wireless communications system.

                 "Commitment Termination Date" shall mean June 30, 1999.

                 "LLC Agreement" shall mean the Limited Liability Company Agreement of Iridium Operating LLC entered into by the members of the Company, dated as of December 18, 1997, pursuant to which the Company is organized, as the same shall be amended and otherwise modified and in effect from time to time.

                 "Maximum Available Amount" shall mean, as of the date of determination thereof, an amount (rounded downward to the





                                Amendment No. 1
nearest $1,000,000) equal to 99 1/3% of the total Commitments in effect as of such date of determination.

                 "Moody's" shall mean Moody's Investors Service, Inc. (or any successor to the rating business thereof)

                 "Permitted Investments" shall mean:

                 (a) direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligations or guarantee the full faith and credit of the United States of America is pledged and which have a remaining Average Life of not more than 365 days from the date of acquisition thereof;

                 (b) investments in commercial paper maturing not more than 270 days after the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least P-1 from S&P or A-1 from Moody's (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act of 1933, as amended));

                 (c) investments in certificates of deposit, banker's acceptances and time deposits maturing not more than 270 days after the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any commercial bank or trust company organized under the laws of the United States of America or any State thereof or any other country which is a member of the Organization for Economic Cooperation and Development, in each case which has a combined capital, surplus and undivided profits of not less than $500,000,000 or its equivalent in foreign currency, and whose debt is rated at least A- by S&P or A-3 by Moody's (or such similar equivalent rating by a "nationally recognized statistical rating organization" (as defined above));

                 (d) repurchase obligations with a term of not more than 7 days for securities described in clause (a) of this definition and entered into with a financial institution which has a combined capital, surplus and undivided profits of not less than $500,000,000 or its equivalent in foreign currency, and whose debt is rated at least A- by from S&P or A-3 by Moody's (or such similar equivalent rating by a "nationally recognized statistical rating organization" (as defined above));





                                Amendment No. 1

                 (e) Interest Rate Protection Agreements entered into by the Company with one or more counterparties to protect itself from fluctuations in floating interest rates with respect to Indebtedness hereunder and other Indebtedness permitted pursuant to Section 8.07 hereof; and

                 (f) any mutual or similar fund investing exclusively in Permitted Investments of the type described in clauses (a), (b) and/or
         (c) above.

                 "S&P" shall mean the Standard & Poor's Ratings Services (or any successor to the rating business thereof).

                 2.02.  The definition of "Aggregate Projected Loan Amount" in
Section 1.01 of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

         "For avoidance of doubt, in calculating the Aggregate Projected Loan Amount at any time, any amount of principal of or interest on the Loans, or any other amount owning hereunder, theretofore paid by Motorola pursuant to Section 2 of the Motorola Guarantee Agreement shall continue to be reflected as outstanding and unpaid in such calculation."

                 2.03. The definition of "Permanent Financing" in Section 1.01 of the Credit Agreement shall be deleted in its entirety.

                 2.04. Section 2.01 of the Credit Agreement shall be amended by inserting "(a)" at the beginning of such Section and by deleting the reference to "six" in the proviso of the second sentence thereof and replacing it with "ten." In addition, Section 2.01 of the Credit Agreement shall be further amended by adding the following subsection:

                 "(b) Effective Date Reallocation. On the Effective Date (as defined in Amendment No. 1, the "Effective Date") after giving effect to the assignments contemplated by Section 4.08 of Amendment No. 1, the following shall become effective:

                          (i) the Commitments of each Lender shall be as set forth in Schedule I to Amendment No. 1, which shall be deemed to replace in its entirety Schedule I hereto as in effect immediately prior to giving effect to Amendment No. 1;





                                Amendment No. 1

                          (ii) each Lender whose Commitment is decreasing (a "Decreasing Lender") (relative to the "Commitment" of such Lender immediately prior to giving effect to Amendment No. 1) shall assign a portion of its Commitment to each Lender whose Commitment is increasing (relative to the Commitment of such Lender under the Credit Agreement immediately prior to giving effect to Amendment No. 1) (an "Increasing Lender"), and each such Increasing Lender agrees to take by assignment a portion of the Commitment of such Decreasing Lender, such that immediately after giving effect to all such assignments under this Section 2.01(b)(ii), the Commitments of all Lenders are as set forth in Schedule I hereto as referred to in Section 2.01(b)(i) hereof;

                          (iii) if after giving effect to the adjustments under clauses (i) and (ii) above, any Decreasing Lender does not hold Loans of each Type ratably with the other Lenders in accordance with their respective Commitments, the Company shall prepay (on a non-pro rata basis, notwithstanding anything to the contrary in Section 4.02 hereof) the Loans of each Type of such Lender in an amount such that after giving effect to such non-pro rata payment and the making of Loans in accordance with Section 2.01(b)(iv) hereof, all Lenders hold Loans of each Type ratably in accordance with their respective aggregate Commitments as in effect on the Effective Date;

                          (iv) if after giving effect to the adjustments under clauses (i), (ii) and (iii) above, any Increasing Lender does not hold Loans of each Type hereunder ratably with the Other Lenders in accordance with their respective Commitments, such Lender severally agrees to make Loans (on a non-pro rata basis, notwithstanding anything to the contrary in Section
                 4.02 hereof) of the Types and in the amounts such that after giving effect to the making of such Loans, all Lenders hold Loans of each Type ratably in accordance with their respective Commitments; and

                          (v)  all "Interest Periods" under the Credit
                 Agreement as in effect immediately prior to giving effect to Amendment No. 1 in respect of each Loan held by a Lender immediately prior to giving effect to Amendment No. 1 (an "Existing Loan") shall automatically be terminated, and subject to Section





                                Amendment No. 1

                 3.02 hereof, the Company shall be permitted to Continue such Existing Loans as Eurodollar Loans of the same Type or (if applicable) to Convert such Existing Loans into Base Rate Loans of the appropriate Type hereunder.

         After giving effect to the assignments and adjustments contemplated above, the Lenders shall hold Loans hereunder ratably in accordance with their respective Commitments as reflected in Schedule I hereto (as referred to in Section 2.01(b)(i)). Notwithstanding anything to the contrary in Section 11.06 hereof, any such assignments or substitutions contemplated above shall be deemed to occur automatically, without any requirement for additional documentation, on the Effective Date."

                 2.05. Section 2.08(b) of the Credit Agreement shall be amended by deleting the amount "$745,000,000" from clauses (i) and (ii) thereof and replacing it, in each case, with the words "the Maximum Available Amount".

                 2.06. Section 4.04 of the Credit Agreement shall be amended by deleting the reference to "$20,000,00" in the proviso thereof and replacing it with "$15,000,000".

                 2.07. Section 6.02(e) of the Credit Agreement shall be amended by deleting the amount "$745,000,000" and replacing it with the words "the Maximum Available Amount".

                 2.08. Section 7.02 of the Credit Agreement shall be amended by (a) replacing each reference to the words "of the Company" appearing in the first two sentences thereof with the words "of Iridium LLC" and (b) inserting, immediately after the date "December 31, 1995" in the last sentence thereof the words "(and assuming the transfer of substantially all of the assets from Iridium LLC to the Company effected on December 18, 1997)".

                 2.09. Section 7.12 of the Credit Agreement shall be amended by replacing the second sentence thereof in its entirety with the following new second sentence:

         "The only member of the Company on the date of Amendment No. 1 is Iridium LLC."

                 2.10. Section 8.05 shall be amended in its entirety to read as follows:

                 "8.05 Prohibition of Fundamental Changes. The Company shall not, and shall not permit any of its Subsidiaries to,





                                Amendment No. 1

                                      -7-
         consolidate with or merge into any other Person or convey, transfer or lease its Property substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into it or convey, transfer or lease its Property substantially as an entirety to it, except that any (a) Subsidiary may enter into any such transaction with the Company, so long as the Company is the surviving entity and (b) any Subsidiary may enter into any such transaction with another Subsidiary."

                 2.11. Section 8.06 shall be amended by deleting "and" from the end of clause (k) thereof, replacing the period at the end of clause (1) thereof with ";" adding at the end of such Section 8.06, the following clauses
(m) and (n):

                 "(m) Liens on Property to secure up to but no exceeding $750,000,000 of Indebtedness (prior to Commercial Activation) or $1,700,000,000 of Indebtedness (after Commercial Activation) permitted under Section 8.07(g) hereof; and

                 (n) Liens arising in connection with the Iridium clearinghouse function (as described in Article IV of the Gateway Authorization Agreements between the investors party thereto and the Company)."

                 2.12. Section 8.09 shall be amended in its entirety to read as follows:

                 "8.09 Restricted Payments. The Company will not, nor will it permit any of its Subsidiaries to, declare or make any Restricted Payment at any time, except that:

                          (a) so long as no Default shall have occurred and be continuing, the Company may make distributions to Iridium LLC to enable Iridium LLC to make distributions to the members of Iridium LLC pursuant to Section 3.07(c) of the LLC Agreement with respect to each such member's U.S. income tax liability (if any);

                          (b) the Company may make any distribution to Iridium LLC to enable Iridium LLC to redeem fractional interests of its equity interests following the exercise of any warrants, options or other rights to acquire any equity interests in Iridium LLC by the holders thereof; and





                                Amendment No. 1

                          (c)  the Company may make payments (but no
                 prepayments) of principal of and interest on Indebtedness incurred under Section 8.07(f) hereof as required in accordance with the terms thereof, but only, in each case, to the extent required by the indenture or other agreement pursuant to which such Indebtedness was issued (and subject to the subordination provisions applicable thereto).

         Except as expressly limited by the preceding sentence, nothing herein shall be deemed to prohibit the payment of distributions or dividends by any Subsidiary of the Company to the Company or to any other Subsidiary of the Company."

                 2.13. Section 8.13 of the Credit Agreement shall be deleted in its entirety and replaced by "[Intentionally Left Blank]".

                 2.14. Section 9(n) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                 "(n) Motorola shall cease to be the direct or indirect, through a Wholly Owned Subsidiary, record and beneficial owner of at least 13,266,713 Class 1 Interests of Iridium LLC, free and clear of any Lien (as such number may be adjusted from time to time by stock splits, stock dividends, recapitalization or other similar transactions), or Iridium LLC shall cease to be the sole member of the Company;".

                 2.15.  Schedule IV of the Credit Agreement (and the title of
Schedule IV in the index to the Credit Agreement) shall be deleted in its entirety and replaced with "[Intentionally Left Blank]".

                 2.16. Each reference in the Credit Agreement or the Revolving Credit Notes to (a) "this Agreement", "the Credit Agreement" or words of similar import shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1, (b) "the Motorola Guarantee" or words of similar import shall be deemed to refer to the Motorola Guarantee Agreement as amended by Amendment No. 1 thereto dated as of the date hereof and (c) "the Company" shall be deemed to refer to Iridium Operating LLC.

                 SECTION 3. Representations and Warranties. The Company represents and warrants to the Lenders that:





                                Amendment No. 1

                 (a) The representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said
         Section 7 to "this Agreement" included reference to the Credit Agreement as amended by this Amendment No. 1 and as if each reference to any Schedule to the Credit Agreement included a reference to said Schedule as amended or supplemented with the information set forth in Attachment 1 to this Amendment No. 1 (except that any representation and warranty that is expressly made "as of the date hereof", which shall be deemed to mean "as of August 21, 1996", shall be true and complete as of such date);

                 (b) Each of the Company and Iridium LLC had the full power and authority and legal right to execute and deliver the Asset Transfer Agreement, dated as of December 18, 1997, between Iridium LLC and the Company (the "Asset Transfer Agreement"), pursuant to which Iridium LLC has transferred substantially all of its assets and liabilities to the Company and the Company has assumed all of the obligations of Iridium LLC under the Credit Agreement and the Revolving Credit Notes, and to perform its obligations thereunder.
         The execution, delivery and performance by the Company and Iridium LLC of the Asset Transfer Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and Iridium LLC. The execution, delivery and performance by the Company and Iridium LLC of the Asset Transfer Agreement and the consummation of the Asset Transfer described therein do not and will not (a) require any consent or approval of any Person that has not already been obtained and that remains in full force and effect, (b) violate any material provision of any Government Rule or any order, writ, judgment, decree, determination or award having applicability to the Company, Iridium LLC or any of their respective Subsidiaries, (c) violate any provision of the charter documents of Iridium LLC or the Company, (d) result in a breach or constitute a default under any material indenture or agreement to which the Company, Iridium LLC or any of their respective Subsidiaries is a party or by which any of their respective property is bound or affected or (e) result in or require the creation or imposition of any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by such Person (other than Liens permitted under Section 8.06). The transfer of assets and liabilities under the Asset Transfer Agreement has been given effect and all of the assets of





                                Amendment No. 1

                                      -10-
         Iridium LLC required to be transferred by Iridium LLC to the Company under the Asset Transfer Agreement have been so transferred prior to the date hereof; and

                 (c) No Default has occurred and is continuing as of the date hereof.

                 SECTION 4. Conditions Precedent to Effectiveness. As provided in Section 2 hereof, the amendments to the Credit Agreement set forth in such Section 2 shall become effective as of the date hereof upon satisfaction of the following conditions precedent (the "Effective Date"):

                 4.01. Execution by Parties. This Amendment No. 1 shall have been executed and delivered by each of the parties hereto, and Motorola shall have consented hereto by executing a counterpart of this Amendment No. 1 on the signature line provided below.

                 4.02. Amendment to Motorola Guarantee Agreement. Motorola and the Administrative Agent shall have executed and delivered an amendment to the Motorola Guarantee Agreement in substantially the form of Exhibit A hereto, and each of the conditions precedent set forth in such amendment shall have been satisfied or (with the consent of the Majority Lenders) waived in accordance with the terms thereof.

                 4.03. Corporate Action. The Administrative Agent shall have received evidence of all action taken by the Company authorizing the execution, delivery and performance of this Amendment No. 1.

                 4.04. Representations and Warranties. Each of the representation and warranties made by the Company in Section 3 of this Amendment No. 1 shall be true and correct on and as of the Effective Date, with the same force and effect as if made on and as of the Effective Date, and the Administrative Agent shall have received a certificate of a senior officer of the Company dated as of the Effective Date to the effect set forth in clauses
(a), (b) and (c) of said Section 3.

                 4.05. Opinion of Counsel to the Company and its Subsidiaries. The Administrative Agent shall have received an opinion of counsel to the Company satisfactory to the Administrative Agent, dated as of the Effective Date, in form and substance satisfactory to the Administrative Agent.





                                Amendment No. 1

                 4.06. Interim Credit Agreement. The Credit Agreement dated as of the date hereof among the Company, the lenders party thereto, Chase Securities Inc. and Barclays Capital, the investment banking division of Barclays Bank PLC, each in its capacity as Global Arranger in respect thereof, Chase as Administrative Agent and Barclays Bank PLC as Documentation Agent thereunder, providing for loans to be made by said lenders to the Company not exceeding $1,000,000,000 in aggregate principal amount, shall have been executed and delivered by each of the parties thereto.

                 4.07. Payments. The Administrative Agent shall have received evidence of:

                 (i) payment in full of all commitment fees payable under the Existing Credit Agreement accrued to but not including the Effective Date;

                 (ii) payment of all interest in the Loans accrued to but not including the Effective Date; and

                 (iii)  payment of "break funding" costs payable under section
         5.05 of the Credit Agreement associated with the termination of the Interest Periods with respect to the Loans outstanding and the other adjustments being made as of the Effective Date as contemplated by
         Section 2.04 above to the extent necessary to effect the reallocation referred to in such Section 2.04.

                 4.08. Assignment and Assumption Agreement. Immediately prior to the Effective Date, in the event that any Lender under the Credit Agreement prior to giving effect to this Amendment No. 1 is not contemplated to be a Lender under the Credit Agreement after giving effect to this Amendment No. 1 (each a "Departing Lender"), each Departing Lender shall have executed and delivered an Assignment and Assumption Agreement with one or more Lenders (to be designated) that are continuing as Lenders under the Credit Agreement after giving effect to this Amendment No. 1 pursuant to which all of the Loans and Commitments of such Departing Lender are assigned to such continuing Lender(s), and evidence of receipt by such Departing Lender pursuant to such Assignment and Assumption Agreement of an amount equal to the principal of the Loan held by it and all other amounts owing to it under the Credit Agreement as of the Effective Date.

                 SECTION 5.  Miscellaneous.





                                Amendment No. 1

                 5.01. Assumption of Liability. By its execution and delivery of this Amendment No. 1, the Company confirms that it has assumed all of the obligations of Iridium LLC as borrower under the Credit Agreement and the Revolving Credit Notes in connection with the transfer of assets referred to in the first recital of this Amendment No. 1 and hereby agrees with the Lenders and the Agents that it assumes, accepts, is obligated and otherwise agrees to pay and perform all of such obligations in accordance with the terms of the Credit Agreement and the Revolving Credit Notes as amended hereby. Upon the effectiveness of the assumption of liability by the Company pursuant to this
Section 5.01, Iridium LLC shall be released from any obligation under the Credit Agreement, and the Revolving Credit Notes, as amended hereby.

                 5.02. Consent to Amendment No. 1 to Motorola Guarantee Agreement. Each of the Lenders hereby authorizes the Administrative Agent to execute and deliver on its behalf an amendment to the Motorola Guarantee Agreement substantially in the form of Exhibit A hereto.

                 5.03. Binding Effect. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.

                 5.04. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No 1 by signing any such counterpart.

                 5.05. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the law of the State of New York.





                                Amendment No. 1

                         IRIDIUM OPERATING LLC


                         By    /s/         Roy Grant
                               -------------------------------
                               Name:    Roy Grant
                               Title:  Vice President and
                                       Chief Financial Officer


                         LENDERS
                         -------

                         THE CHASE MANHATTAN BANK


                         By    /s/         Bruce Borden
                               ------------------------------
                               Name:    Bruce Borden
                               Title:  Vice President


                         BARCLAYS BANK PLC


                         By    /s/         John Giannone
                               ------------------------------
                               Name:    John Giannone
                               Title:   Director


                         ABN AMRO BANK N.V.


                         By    /s/         Thomas M. Toerpe
                               ------------------------------
                               Name:    Thomas M. Toerpe
                               Title:   Vice President


                         By    /s/         Roxana Sopala
                               ------------------------------
                               Name:    Roxana Sopala
                               Title:  Vice President





                                Amendment No. 1

                         BANK OF AMERICA


                         By    /s/         R. Vernon Howard, Jr.
                               --------------------------------------------
                               Name:    R. Vernon Howard, Jr.
                               Title:  Managing Director

                         BANK OF MONTREAL


                         By    /s/         W.T. Calder
                               --------------------------------------------
                               Name:    W.T. Calder
                               Title:   Director

                         THE BANK OF NEW YORK


                         By    /s/         James W. Whitaker
                               --------------------------------------------
                               Name:    James W. Whitaker
                               Title:  Vice President

                         THE BANK OF NOVA SCOTIA


                         By    /s/         F.C.H. Ashby
                               --------------------------------------------
                               Name:    F.C.H. Ashby
                               Title:  Senior Manager Loan Operations

                         THE BANK OF TOKYO-MITSUBISHI,
                            LTD., CHICAGO BRANCH


                         By    /s/         Hajime Watanabe
                               --------------------------------------------
                               Name:    Hajime Watanabe
                               Title:   Deputy General Manager





                                Amendment No. 1

                         BANQUE NATIONALE DE PARIS


                         By    /s/         Frederick H. Moryl
                               --------------------------------------------
                               Name:    Frederick H. Moryl
                               Title:  Senior Vice President


                         BAYERISCHE HYPOTHEKEN-UND
                           WECHSEL-BANK
                           AKTIENGESELLSCHAFT,
                           NEW YORK BRANCH


                         By    /s/         Chr. Walter
                               --------------------------------------------
                               Name:    Chr. Walter
                               Title:   Vice President


                         By    /s/         Andreas Vick
                               --------------------------------------------
                               Name:    Andreas Vick
                               Title:  Vice President

                         CICB INC.


                         By    /s/         Mathew Jones
                               --------------------------------------------
                               Name:    Mathew Jones
                               Title:  Authorized Signatory

                         CITIBANK, N.A.


                         By    /s/         Anita J. Brickell
                               --------------------------------------------
                               Name:    Anita J. Brickell
                               Title:   Attorney-in-Fact





                                Amendment No. 1

                         CREDIT LYONNAIS
                           CHICAGO BRANCH


                         By    /s/         Nigel R. Carter
                               --------------------------------------------
                               Name:    Nigel R. Carter
                               Title:   Vice President

                         DRESDNER BANK AG, NEW YORK AND
                           GRAND CAYMAN BRANCHES


                         By    /s/         Thomas Lake
                               --------------------------------------------
                               Name:    Thomas Lake
                               Title:  Vice President


                         By    /s/         Michael E. Terry
                               --------------------------------------------
                               Name:    Michael E. Terry
                               Title:   Assistant Vice President

                         THE FIRST NATIONAL BANK
                           OF CHICAGO


                         By    /s/         Allison McCloskey
                               --------------------------------------------
                               Name:    Allison McCloskey
                               Title:  Authorized Agent

                         THE MITSUBISHI TRUST AND
                           BANKING CORPORATION


                         By    /s/         Toshihiro Hayashi
                               --------------------------------------------
                               Name:    Toshihiro Hayashi
                               Title:   Senior Vice President





                                Amendment No. 1

                         ROYAL BANK OF CANADA


                         By    /s/         John P. Page
                               --------------------------------------------
                               Name:    John P. Page
                               Title:   Senior Manager

                         THE SANWA BANK, LIMITED
                           NEW YORK BRANCH


                         By    /s/         David A. Leech
                               --------------------------------------------
                               Name:    David A. Leech
                               Title:  Vice President

                         SOCIETE GENERALE


                         By    /s/         Seth F. Asofsky
                               --------------------------------------------
                               Name:    Seth F. Asofsky
                               Title:  Vice President

                         TORONTO-DOMINION (NEW YORK),
                           INC.


                         By    /s/         Debbie A. Greene
                               --------------------------------------------
                               Name:    Debbie A. Greene
                               Title:  Vice President





                                Amendment No. 1

                         UNION BANK OF SWITZERLAND,
                           NEW YORK BRANCH


                         By    /s/         Robert H. Riley III
                               --------------------------------------------
                               Name:    Robert H. Riley III
                               Title:   Managing Director


                         By    /s/         David G. Dickinson, Jr.
                               --------------------------------------------
                               Name:    David G. Dickinson, Jr.
                               Title:  Assistant Treasurer

                         WESTDEUTSCHE LANDESBANK
                           GIROZENTRALE, NEW
                           YORK BRANCH


                         By    /s/         Sal Bathnelli
                               --------------------------------------------
                               Name:    Sal Bathnelli
                               Title:   Vice President


                         By    /s/         Lisa Walker
                               --------------------------------------------
                               Name:    Lisa Walker
                               Title:  Associate

                         THE ASAHI BANK, LTD.


                         By    /s/         Douglas E. Price
                               --------------------------------------------
                               Name:    Douglas E. Price
                               Title:   Senior Vice President





                                Amendment No. 1

                           AUSTRALIA AND NEW ZEALAND
                           BANKING GROUP LIMITED

                         By    /s/         Roy Marsden
                               --------------------------------------------
                               Name:    Roy Marsden
                               Title:  EVP-Americas

                         BANCA COMMERCIALE ITALIANA -
                           NEW YORK BRANCH

                         By    /s/         Karen Purelis
                               --------------------------------------------
                               Name:    Karen Purelis
                               Title:  Vice President

                         By    /s/         T. Gallonetto
                               --------------------------------------------
                               Name:    T. Gallonetto
                               Title:  Assistant Vice President

                         BANCA CRT S.p.A.

                         By    /s/         Robert P. DeSantes
                               --------------------------------------------
                               Name:    Robert P. DeSantes
                               Title:  First Vice President
                                       Head of Corporate Banking

                         By    /s/         Eric S. Salar
                               --------------------------------------------
                               Name:    Eric S. Salar
                               Title:  Vice President

                         BANCA MONTE DEI PASCHI DI
                           SIENA SPA

                         By    /s/         G. Natalicchi
                               --------------------------------------------
                               Name:    G. Natalicchi
                               Title:  Senior Vice President &
                                       General Manager

                         By    /s/         Brian R. Landy
                               --------------------------------------------
                               Name:    Brian R. Landy
                               Title:  Vice President





                                Amendment No. 1

                         BANCA NAZIONALE DEL LAVORO
                           S.p.A. - NEW YORK BRANCH


                         By    /s/         Mr. Carlo Vecchi
                               --------------------------------------------
                               Name:    Mr. Carlo Vecchi
                               Title:   Senior Vice President


                         By    /s/         Mr. Roberto Mancone
                               --------------------------------------------
                               Name:    Mr. Roberto Mancone
                               Title:   Assistant Vice President
                                        Senior Loan Officer

                         BANK AUSTRIA
                           AKTIENGESELLSCHAFT


                         By    /s/         J. Anthony Seay
                               --------------------------------------------
                               Name:    J. Anthony Seay
                               Title:  Vice President
                                        Bank Austria


                         By    /s/         Jonathan B. Bakker
                               --------------------------------------------
                               Name:    Jonathan B. Bakker
                               Title:  Vice President
                                        Bank Austria

                         BAYERISCHE LANDESBANK
                           GIROZENTRALE
                           CAYMAN ISLANDS BRANCH

                         By    /s/         Peter Obermann
                               --------------------------------------------
                               Name:    Peter Obermann
                               Title:  Senior Vice President

                         By    /s/         Alexander Kohnert
                               --------------------------------------------
                               Name:    Alexander Kohnert
                               Title:   Vice President





                                Amendment No. 1

                         BHF-BANK AKTIENGESELLSCHAFT


                         By    /s/         John Sykes
                               --------------------------------------------
                               Name:    John Sykes
                               Title:  Assistant Vice President


                         By    /s/         Ralph Della Rocca
                               --------------------------------------------
                               Name:    Ralph Della Rocca
                               Title:   Assistant Treasurer

                         CREDIT AGRICOLE INDOSUEZ


                         By    /s/         David Pouhl
                               --------------------------------------------
                               Name:    David Pouhl
                               Title:  First Vice President - Head of
                                       Corporate Banking Chicago


                         By    /s/         Katherine L. Abbott
                               --------------------------------------------
                               Name:    Katherine L. Abbott
                               Title:   First Vice President

                         COMPAGNIE FINANCIERE DE CIC
                           ET DE L'UNION EUROPEENNE


                         By    /s/         Eric Longuet
                               --------------------------------------------
                               Name:    Eric Longuet
                               Title:  Vice President


                         By    /s/         Marie-Rose Sensenbrenner
                               --------------------------------------------
                               Name:    Marie-Rose Sensenbrenner
                               Title:  Vice President





                                Amendment No. 1

                         COOPERATIEVE CENTRALE
                           RAIFFEISEN-BOERENLEENBANK
                           B.A., "RABOBANK
                           NEDERLAND", NEW YORK BRANCH


                         By    /s/         Alan E. McLintock
                               --------------------------------------------
                               Name:    Alan E. McLintock
                               Title:  Vice President


                         By    /s/         W. Pieter C. Kodde
                               --------------------------------------------
                               Name:    W. Pieter C. Kodde
                               Title:  Vice President

                         THE DAI-ICHI KANGYO BANK, LTD.


                         By    /s/         Seiichiro Ino
                               --------------------------------------------
                               Name:    Seiichiro Ino
                               Title:  Vice President

                         EXPORT DEVELOPMENT CORPORATION

                         By    /s/         Peter Foran
                               --------------------------------------------
                               Name:    Peter Foran
                               Title:   Vice President
                                        Information Technologies Team


                         By    /s/         Robert Forbes
                               --------------------------------------------
                               Name:    Robert Forbes
                               Title:  Director
                                       Financial Services

                         THE FUJI BANK, LIMITED


                         By    /s/         Takeo Kada
                               --------------------------------------------
                               Name:    Takeo Kada
                               Title:  Senior Vice President





                                Amendment No. 1

                         GULF INTERNATIONAL BANK B.S.C.

                         By    /s/         Thomas E. Fitzherbert
                               --------------------------------------------
                               Name:    Thomas E. Fitzherbert
                               Title:  Vice President

                         By    /s/         Abdel-Fai Tah Tahoun
                               --------------------------------------------
                               Name:    Abdel-Fai Tah Tahoun
                               Title:  Senior Vice President

                         ISTITUTO BANCARIO SAN PAOLO
                           DI TORINO S.P.A.

                         By    /s/         Timm Reynolds
                               --------------------------------------------
                               Name:    Timm Reynolds
                               Title:   Senior Vice President

                         By    /s/         Carlo Persico
                               --------------------------------------------
                               Name:    Carlo Persico
                               Title:  Deputy General Manager

                         KB FINANCIAL SERVICES (IRELAND)

                         By    /s/         Cormac O Rourke
                               --------------------------------------------
                               Name:    Cormac O Rourke
                               Title:   General Manager

                         By    /s/         Brian Dunne
                               --------------------------------------------
                               Name:    Brian Dunne
                               Title:  Associate Director

                         LANDESBANK HESSEN-THURINGEN
                           GIROZENTRALE

                         By    /s/         Dorothy A. Lacher
                               --------------------------------------------
                               Name:    Dorothy A. Lacher
                               Title:   SVP, Manager - Structured Finance

                         By    /s/         Michael Novack
                               --------------------------------------------
                               Name:    Michael Novack
                               Title:  Assistant Vice President
                                       Structured Finance





                                Amendment No. 1

                         MERITA BANK LTD-
                           NEW YORK BRANCH


                         By    /s/         Charles J. Lansdown
                               --------------------------------------------
                               Name:    Charles J. Lansdown
                               Title:  Vice President


                         By    /s/         Eric I. Mann
                               --------------------------------------------
                               Name:    Eric I. Mann
                               Title:  Vice President

                         THE MITSUI TRUST AND BANKING
                           COMPANY, LIMITED


                         By    /s/         Eiichi Akama
                               --------------------------------------------
                               Name:    Eiichi Akama
                               Title:  Vice President

                         THE NORTHERN TRUST COMPANY


                         By    /s/         Keith M. O'Donnell
                               --------------------------------------------
                               Name:    Keith M. O'Donnell
                               Title:  Commercial Banking Officer

                         PNC BANK, NATIONAL ASSOCIATION


                         By    /s/         Keith R. White
                               --------------------------------------------
                               Name:    Keith R. White
                               Title:  Assistant Vice President





                                Amendment No. 1

                         THE SUMITOMO TRUST &
                           BANKING CO., LTD.
                           NEW YORK BRANCH


                         By    /s/         Suraj P. Bhatia
                               --------------------------------------------
                               Name:    Suraj P. Bhatia
                               Title:  Senior Vice President
                                       Manager, Corporate Finance Dept.

                         SWISS BANK CORPORATION,
                          STAMFORD BRANCH


                         By    /s/         Reyo Jenal
                               --------------------------------------------
                               Name:    Reyo Jenal
                               Title:  Director - Banking Finance


                         By    /s/         Dorothy L. McKinley
                               --------------------------------------------
                               Name:    Dorothy L. McKinley
                               Title:  Associate Director
                                       Banking Products Support, N.A.

                         THE TOKAI BANK, LIMITED


                         By    /s/         Kaoru Oda
                               --------------------------------------------
                               Name:    Kaoru Oda
                               Title:  Assistant General Manager

                         UNION BANK OF CALIFORNIA, N.A.


                         By    /s/         Kristina M. Mouzakis
                               --------------------------------------------
                               Name:    Kristina M. Mouzakis
                               Title:  Assistant Vice President





                                Amendment No. 1

                         YASUDA TRUST & BANKING CO., LTD.


                         By    /s/         Rohn Laudenschlager
                               --------------------------------------------
                               Name:    Rohn Laudenschlager
                               Title:  Senior Vice President

                         ADMINISTRATIVE AGENT
                         --------------------

                         THE CHASE MANHATTAN BANK


                         By    /s/         Bruce Borden
                               --------------------------------------------
                               Name:    Bruce Borden
                               Title:  Vice President





                                Amendment No. 1

                                      -27-
AGREED AND ACCEPTED:

MOTOROLA, INC.


By      /s/        Garth L. Milne
        -----------------------------------------------
          Name:  Garth L. Milne
          Title:    Senior Vice President and
                       Treasurer

                                                                      SCHEDULE I


                                  Commitments


Lenders                                                                          Amount
-------                                                                          ------
THE CHASE MANHATTAN BANK                                                         $15,500,000

BARCLAYS BANK PLC                                                                 15,500,000

ABN AMRO BANK N.V.                                                                12,000,000

BANK OF AMERICA                                                                   12,000,000

THE BANK OF TOKYO-MITSUBISHI, LTD.,
   CHICAGO BRANCH                                                                 12,000,000

BANQUE NATIONALE DE PARIS                                                         12,000,000

BAYERISHCE HYPOTHEKEN-UND WECHSEL-
   BANK AKTIENGESELLSCHAFT, NEW YORK
   BRANCH                                                                         12,000,000

CIBC INC.                                                                         12,000,000

CITIBANK, N.A.                                                                    12,000,000

DRESDNER BANK AG, NEW YORK AND
   GRAND CAYMAN BRANCHES                                                          12,000,000

THE FIRST NATIONAL BANK OF CHICAGO                                                12,000,000

THE MITSUBISHI TRUST AND BANKING
   CORPORATON                                                                     12,000,000

ROYAL BANK OF CANADA                                                              12,000,000

THE SANWA BANK, LIMITED
   NEW YORK BRANCH                                                                12,000,000

BANCA CRT S.P.A.                                                                   9,000,000

BANCA COMMERCIALE ITALIANA-
   NEW YORK BRANCH                                                                 9,000,000

BAYERISCHE LANDESBANK GIROZENTRALE
   CAYMAN ISLANDS BRANCH                                                           9,000,000

BHF-BANK AKTIENGESELLSCHAFT                                                        9,000,000





                                   Schedule I

CREDIT LYONNAIS
   CHICAGO BRANCH                                                                  9,000,000

EXPORT DEVELOPMENT CORPORATION                                                     9,000,000

THE FUJI BANK, LIMITED                                                             9,000,000

ISTITUTO BANCARIO SAN PAOLO
   DI TORINO S.P.A.                                                                9,000,000

KB FINANCIAL SERVICES (IRELAND)                                                    9,000,000

LANDESBANK HESSEN-THCRINGEN
   GIROZENTRALE                                                                    9,000,000

MERITA BANK LTD. -
   NEW YORK BRANCH                                                                 9,000,000

BANCA MONTE DEI PASCHI DI SIENA SPA                                                9,000,000

THE NORTHERN TRUST COMPANY                                                         9,000,000

COOPERATIEVE CENTRALE RAIFFEISEN-
   BOERENLEENBAK B.A., "RABOBANK
   NEDERLAND", NEW YORK BRANCH                                                     6,000,000

THE SUMITOMO TRUST & BANKING CO., LTD.,
   NEW YORK BRANCH                                                                 9,000,000

THE TOKAI BANK, LIMITED                                                            9,000,000

BANCA NAZIONALE DEL LAVORO S.P.A. -
   NEW YORK BRANCH                                                                 8,000,000

BANK OF MONTREAL                                                                   8,000,000

THE BANK OF NEW YORK                                                               8,000,000

THE BANK OF NOVA SCOTIA                                                            8,000,000

SOCIETE GENERALE                                                                   8,000,000

TORONTO-DOMINION (NEW YORK), INC.                                                  8,000,000

UNION BANK OF SWITZERLAND,
   NEW YORK BRANCH                                                                 8,000,000

THE ASAHI BANK, LTD.                                                               6,000,000

AUSTRALIA AND NEW ZEALAND BANKING
   GROUP LIMITED                                                                   6,000,000

BANK AUSTRIA AKTIENGESELLSCHAFT                                                    6,000,000





                                   Schedule I

COMPAGNIE FINANCIERE DE CIC ET DE
   L'UNION EUROPEENE                                                               6,000,000

CREDIT AGRICOLE INDOSUEZ                                                           6,000,000

THE DA-ICHI KANGYO BANK, LTD.                                                      6,000,000

GULF INTERNATIONAL BANK B.S.C.                                                     6,000,000

THE MITSUI TRUST AND BANKING
   COMPANY, LIMITED                                                                6,000,000

PNC BANK, NATIONAL ASSOCIATION                                                     6,000,000

SWISS BANK CORPORATION,
   NEW YORK BRANCH                                                                 6,000,000

UNION BANK OF CALIFORNIA, N.A.                                                     6,000,000

WESTDEUTSCHE LANDESBANK GIROZENTRALE,
   NEW YORK BRANCH                                                                 6,000,000

YASUDA TRUST & BANKING CO., LTD.                                                   6,000,000
                                                                                ============
                                                                                $450,000,000





                                   Schedule I